EXHIBIT 10.1

CONFORMED COPY

AMENDMENT NO. 2 dated as of May 28, 2009 (this “Amendment”), to the Credit Agreement dated as of October 4, 2004, as amended by Amendment No. 1 and Agreement with respect thereto dated as of December 21, 2004 (as so amended, the “Credit Agreement”), among VISANT CORPORATION, a Delaware corporation (the “Borrower”), JOSTENS CANADA LTD., a Manitoba corporation (the “Canadian Borrower”), VISANT SECONDARY HOLDINGS CORP., a Delaware corporation (“Holdings”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), CREDIT SUISSE, as Administrative Agent (in such capacity, the “Administrative Agent”), and CREDIT SUISSE, TORONTO BRANCH, as Canadian Administrative Agent.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. The Borrower has requested that the Credit Agreement be amended, and the Required Lenders, which include each of the Continuing Revolving Credit Lenders (as defined below) and Additional Revolving Credit Lenders (as defined below), have agreed to amend the Credit Agreement, on the terms and subject to the conditions set forth herein, to, among other things, (i) extend the maturity date of the Revolving Credit Commitments of each of the Lenders listed on Schedule 1 hereto as a Continuing Revolving Credit Lender (each, a “Continuing Revolving Credit Lender” and, collectively, the “Continuing Revolving Credit Lenders”) and each Person listed on Schedule 1 hereto as an Additional Revolving Credit Lender (each, an “Additional Revolving Credit Lender” and, collectively, the “Additional Revolving Credit Lenders”), (ii) permit the Borrower to terminate all other Revolving Credit Commitments, including, without limitation, all of the Revolving Credit Commitments held (immediately after giving effect to the provisions of Section 1(a) hereof) as of the Second Amendment Effective Date (as defined below) by each Lender that is not a Continuing Revolving Credit Lender or Additional Revolving Credit Lender (each, an “Exiting Revolving Credit Lender” and, collectively, the “Exiting Revolving Credit Lenders”) and (iii) increase the Applicable ABR Margin, Applicable LIBOR Margin, Applicable Stamping Fee and Commitment Fee Rate with respect to Revolving Credit Loans, Swingline Loans and Revolving Credit Commitments, in each case to the extent applicable, effective as of the Second Amendment Effective Date (as defined below).

C. Each existing Lender with outstanding Tranche C Term Loans and/or Revolving Credit Commitments that executes and delivers a signature page to this Amendment will be deemed to have agreed, effective as of the Second Amendment Effective Date, to all terms of this Amendment and the transactions contemplated thereby, including, without limitation, the transactions contemplated by the terms of Section 1(a) hereof.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Assignments. (a) On and as of the Second Amendment Effective Date, immediately prior to the effectiveness of each of the amendments, waivers and consents of or under the Credit Agreement provided for in this Amendment (other than any such amendment, waiver or consent to extent the same is construed as being provided for solely in this Section 1(a)), a portion of the interests (including with respect to participations in outstanding Letters of Credit), then held, in the Revolving Credit Commitments, by (i) each Exiting Revolving Credit Lender that has as of such time executed and delivered a signature page to this Amendment (each, a “Specified Exiting Revolving Credit Lender” and, collectively, the “Specified Exiting Revolving Credit Lenders”) and (ii) certain of the Continuing Revolving Credit Lenders shall, in each case, automatically and without any further action being required, be assigned and transferred to, and assumed by, certain of the Continuing Revolving Credit Lenders and each of the Additional Revolving Credit Lenders, which portion in each case shall be such as is then necessary in order that, immediately after giving effect to all such assignments and assumptions, the Revolving Credit Commitments held by the Continuing Revolving Credit Lenders and the Additional Revolving Credit Lenders will be as set forth on Schedule 1 hereto. Each Additional Revolving Credit Lender and Continuing Revolving Credit Lender assuming interests of any type under this Section 1(a) shall be deemed to have assumed such interests from each Specified Exiting Revolving Credit Lender and Continuing Revolving Credit Lender assigning interests of such type ratably in accordance with the amounts of such interests assigned by such Specified Exiting Revolving Credit Lenders and Continuing Revolving Credit Lenders. The assignments and assumptions provided for in this Section 1(a) (i) shall be without recourse, warranty or representation, except that each Specified Exiting Revolving Credit Lender and Continuing Revolving Credit Lender (x) assigning any interests shall be deemed to have represented that it is the legal and beneficial owner of the interests assigned by it and that such interests are free and clear of any adverse claim and (y) assuming any interests in respect of the Canadian Revolving Credit Commitments shall be deemed to have represented that such assumption complies with all applicable requirements of Section 13.6(b)(ii)(E) and (ii) shall not require any payment by any Exiting Revolving Credit Lender, Continuing Revolving Credit Lender or Additional Revolving Credit Lender. To facilitate the foregoing assignments and assumptions, the Borrowers shall ensure that on the Second Amendment Effective Date there shall be outstanding no Revolving Credit Loans.

(b) On the Second Amendment Effective Date, after giving effect to the provisions of Section 1(a) above and to the amendments and waivers or under the Credit Agreement provided for in this Section 1 and in Sections 2 and 4 of this Amendment, the Revolving Credit Commitments, other than those reflected on Schedule 1 hereto, shall, automatically and without any further action being required, be permanently terminated, and the Borrowers shall pay by wire transfer of immediately available funds to the Administrative Agent, for the accounts of (i) the Specified Exiting Revolving Credit Lenders and Continuing Revolving Credit Lenders

who assigned any portion of their respective Revolving Credit Commitments pursuant to Section 1(a) above and (ii) the Exiting Revolving Credit Lenders and Continuing Revolving Credit Lenders whose Revolving Credit Commitments (after giving effect to the assignments provided for in Section 1(a) above) are so terminated (whether in whole or in part), in each case the accrued but unpaid commitment fees owing pursuant to Section 4.1 of the Credit Agreement in respect of such Revolving Credit Commitments so assigned or terminated, as applicable.

(c) Each of the parties hereto hereby (i) consents to the assignments and assumptions provided for in paragraph (a) above and, notwithstanding anything to the contrary in Section 13.6 of the Credit Agreement or otherwise, to the manner in which such assignments are effected pursuant to this Amendment, (ii) notwithstanding anything to the contrary in Section 13.6 of the Credit Agreement or otherwise, agrees that (A) each Additional Revolving Credit Lender and Continuing Revolving Credit Lender that is assuming interests in the Revolving Credit Commitments pursuant to paragraph (a) above are assignees of the Specified Exiting Revolving Credit Lenders and certain Continuing Revolving Credit Lenders and that such assignees are permitted under Credit Agreement and (B) each Additional Revolving Credit Lender and each such Continuing Revolving Credit Lender shall have all the rights and obligations of a Lender under the Credit Agreement, including, without limitation, with respect to the interests assumed by it pursuant to such paragraph and (iii) waives in all respects the provisions of Section 13.6 of the Credit Agreement to the extent that (I) such provisions would otherwise be applicable to any assignment or assumption of Revolving Credit Commitments contemplated by this Amendment and (II) any such assignment or assumption as so contemplated would not otherwise comply with such provisions. For the avoidance of doubt, each of the parties hereto hereby further agrees that on and as of the Second Amendment Effective Date, immediately after giving effect to the provisions of Section 1(a) above, any executed copy of this Amendment shall be deemed, for all purposes of Section 13.6 of the Credit Agreement, to be (I) an “Assignment and Acceptance” with respect to each of the assignments provided for in Section 1(a) and (II) to have been accepted and recorded, together with all other information and documentation required in connection therewith, in the Register by the Administrative Agent, in full compliance with all relevant requirements of Section 13.6.

(d) On and as of the Second Amendment Effective Date, immediately after giving effect to (x) the provisions of Section 1(a) above, (y) the amendments and waivers or under the Credit Agreement provided for in Sections 2 and 4 of this Amendment and (z) the provisions of Section 1(b) above, (i) the Revolving Credit Commitments of each Revolving Credit Lender shall be as set forth in Schedule 1 hereto and (ii) each of the Exiting Revolving Credit Lenders shall cease to be a party to the Credit Agreement as a Revolving Credit Lender and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral; provided, however, that each Exiting Revolving Credit Lender shall continue to be entitled to any benefits it was entitled to, and subject to any corresponding obligations it was subject to, prior to such release pursuant to each of Section 2.10, 2.11, 3.5, 5.4 and 13.5 of the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended, effective immediately after giving effect to the provisions of Section 1(a) above as of the Second Amendment Effective Date, as follows:

(a) Amendment of Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by:

(i) inserting the definitions of the following terms in appropriate alphabetical order therein:

“Consolidated Gross Senior Secured Debt” shall mean, as of any date of determination, the sum (without duplication) of (i) the aggregate principal amount of the Term Loans outstanding at such date, (ii) the aggregate amount of all Revolving Credit Commitments (whether used or unused) in effect under this Agreement on such date, (iii) the aggregate principal amount of all other Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money outstanding on such date that is secured by a Lien on any property of the Borrower or a Restricted Subsidiary (other than any Lien permitted under Section 10.2(b) and any replacement, extension or renewal thereof permitted under Section 10.2(e)) and (iv) all Capitalized Lease Obligations of the Borrower and the Restricted Subsidiaries outstanding on such date, with all such Indebtedness referred to in the preceding clauses (iii) and (iv) being calculated on a consolidated basis in accordance with GAAP.

“Consolidated Gross Senior Secured Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated Gross Senior Secured Debt as of the last day of the relevant Test Period to (b) Consolidated EBITDA for such Test Period.

“Consolidated Gross Senior Secured Leverage Ratio Certificate” shall mean a certificate of an Authorized Officer of the Borrower setting forth in reasonable detail the calculation of the Consolidated Gross Senior Secured Leverage Ratio certified therein, which certificate shall be delivered to the Administrative Agent no later than September 1, 2011 (it being understood that such certificate may, at the Borrower’s option, be delivered at the time of delivery of (and in such case may be combined with or made a part of) the officer’s certificate delivered with respect to the Section 9.1 Financials for the fiscal quarter ending on the last day of the Test Period to which such Consolidated Gross Senior Secured Leverage Ratio relates).

“Second Amendment” shall mean Amendment No. 2 to this Agreement dated as of May 28, 2009.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

(ii) amending the definition of each of the following terms in Section 1.1 of the Credit Agreement in the manner specified with respect thereto:

(A) the definition of “Applicable ABR Margin” is hereby amended by deleting the table in such definition in its entirety and inserting, in lieu thereof, the following:

Status	Applicable ABR Margin for Tranche A Term Loans (including ABR Loans, Cdn ABR Loans and Canadian Prime Loans)	Applicable ABR Margin for Revolving Credit Loans (including ABR Loans, Cdn ABR Loans and Canadian Prime Loans) and Swingline Loans	Applicable ABR Margin for Tranche C Term Loans
Level I Status	1.50%	3.00%	1.25%
Level II Status	1.25%	3.00%	1.25%
Level III Status	1.00%	3.00%	1.00%
Level IV Status	0.75%	3.00%	1.00%

(B) the definition of “Applicable LIBOR Margin” is hereby amended by deleting the table in such definition in its entirety and inserting, in lieu thereof, the following:

Status	Applicable LIBOR Margin for Tranche A Term Loans	Applicable LIBOR Margin for Revolving Credit Loans	Applicable LIBOR Margin for Tranche C Term Loans
Level I Status	2.50%	4.00%	2.25%
Level II Status	2.25%	4.00%	2.25%
Level III Status	2.00%	4.00%	2.00%
Level IV Status	1.75%	4.00%	2.00%

(C) the definition of “Applicable Stamping Fee” is hereby amended and restated in its entirety as follows:

“Applicable Stamping Fee” shall mean, with respect to each accepted or advanced BA Loan by a Lender on any date, 4.00% per annum.

(D) the definition of “Canadian Letter of Credit Commitment” is hereby amended by deleting the text “$20,000,000” and inserting, in lieu thereof, “$5,000,000”.

(E) the definition of “Canadian Revolving Credit Commitment” is hereby amended by (1) replacing each instance of the phrase “date hereof” with the phrase “Second Amendment Effective Date”, (2) replacing the text “Schedule 1.1(c)” with “Schedule 1 to the Second Amendment” and (3) deleting the last sentence thereof in its entirety and inserting, in lieu thereof, the following: “The Canadian Total Revolving Credit Commitment as of the Second Amendment Effective Date is $5,000,000.”.

(F) the definition of “Commitment Fee Rate” is hereby amended and restated in its entirety as follows:

“Commitment Fee Rate” shall mean, with respect to the Available US Commitment and the Available Canadian Commitment on any day, 0.75% per annum.

(G) the definition of “LIBOR Rate” is hereby amended by inserting the text “(i)” immediately prior to clause (a) of such definition and inserting the text “or (ii) solely in the case of any Revolving Credit Loan, if greater, 2.00% per annum” at the end thereof.

(H) the definition of “Revolving Credit Maturity Date” is hereby amended and restated in its entirety as follows:

“Revolving Credit Maturity Date” shall mean either (i) if clause (ii) of this definition does not apply, September 4, 2011 or, if such date is not a Business Day, the first Business Day thereafter or (ii) if the Consolidated Gross Senior Secured Leverage Ratio as of the last day of the Test Period ending on the last day of the fiscal quarter of the Borrower ending closest to June 30, 2011, as certified in the relevant Consolidated Gross Senior Secured Leverage Ratio Certificate with respect thereto, is less than 0.75 to 1.00, January 4, 2012; provided, however, that notwithstanding the foregoing, if the preceding clause (ii) of this definition applies and if all Tranche C Term Loans shall not have been fully repaid and/or refinanced on or prior to the Tranche C Term Loan Maturity Date, the Revolving Credit Maturity Date shall be the date on which the Tranche C Term Loan Maturity Date occurs.

(I) the definition of “Swingline Commitment” is hereby amended by deleting the text “$30,000,000” and inserting, in lieu thereof, “$10,000,000”.

(J) the definition of “US Letter of Credit Commitment” is hereby amended by deleting the text “$80,000,000” and inserting, in lieu thereof, “$30,000,000”.

(K) the definition of “US Revolving Credit Commitment” is hereby amended by (1) replacing each instance of the phrase “date hereof” with the phrase “Second Amendment Effective Date”, (2) replacing the text “Schedule 1.1(c)” with “Schedule 1 to the Second Amendment” and (3) deleting the last sentence thereof in its entirety and inserting, in lieu thereof, the following: “The US Total Revolving Credit Commitment as of the Second Amendment Effective Date is $95,000,000.”.

(b) Amendment to Section 2.1(c). Section 2.1(c) is hereby amended by adding the following sentence at the end thereof: “Notwithstanding any contrary provision contained herein, the Swingline Lender shall not be required to make Swingline Loans at any time when any Lender then holding any Revolving Credit Commitments is a Defaulting Lender.”.

(c) Amendment of Section 4.2. Section 4.2 is hereby amended by inserting the following at the end thereof:

“Notwithstanding the foregoing or any other provision to the contrary in this Agreement or any other Credit Document, the reductions, terminations and amendments of the Revolving Credit Commitments contemplated by the Second Amendment shall be permitted to be made on the Second Amendment Effective Date.”.

(d) Amendment of Section 13.6(b)(v). Section 13.6(b)(v) is hereby amended by inserting at the beginning of the last sentence thereof the following: “Except as otherwise contemplated by the Second Amendment with respect to all assignments provided for therein,”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings, the Borrower and the Canadian Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Second Amendment Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by each of Holdings, the Borrower and the Canadian Borrower, and each of (i) the Credit Agreement, as amended hereby, and (ii) this Amendment, constitutes a legal, valid and binding obligation of each of Holdings, the Borrower and the Canadian Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

(b) The representations and warranties set forth in Section 8 of the Credit Agreement are, both prior to and after giving effect to this Amendment, true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) No Default or Event of Default has occurred and is continuing.

SECTION 4. Waiver. The Required Lenders hereby waive in all respects the provisions of Section 5.1 solely to the extent such provisions require that any Agent or Lender be notified in advance of any prepayment of Revolving Credit Loans made on or within three Business Days prior to the Second Amendment Effective Date and in connection therewith.

SECTION 5. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon the earliest date as of which all of the following have occurred (such date, which occurred on May 28, 2009, the “Second Amendment Effective Date”): (a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment executed by Holdings, the Borrower, the Canadian Borrower, the Subsidiary Guarantors, Lenders collectively constituting Required Lenders, including in any event and without limitation, each of the Continuing Revolving Credit Lenders and each of the Additional Revolving Credit Lenders, (b) the Administrative Agent shall have received (i) for the account of each Term Loan Lender that transmits its executed counterpart of this Amendment, indicating its consent hereto, to the Administrative Agent on or prior to 5:00 PM (New York City time) on May 26, 2009, an amendment fee in an amount equal to 0.10% of the aggregate outstanding principal amount of the Term Loans held by such Lender as of the Second Amendment Effective Date and (ii) for the account of each Continuing Revolving Credit Lender and Additional Revolving Credit Lender that transmits its executed counterpart of this Amendment, indicating its consent hereto, to the Administrative Agent on or prior to 5:00 PM (New York City time) on May 26, 2009, an extension fee in an amount equal to 1.75% of the aggregate principal amount of the Revolving Credit Commitments held by such Lender as of the Second Amendment Effective Date as set forth on Schedule 1 hereto; (c) the Administrative Agent shall have received a certificate from each Credit Party, together with any appropriate insertions and attachments thereto, in form and substance substantially consistent (to the extent applicable) with that delivered by such Credit Party in connection with the First Amendment or otherwise reasonably acceptable to the Administrative Agent; (d) the Administrative Agent shall have received the executed legal opinions of Simpson Thacher & Barlett LLP, special New York counsel to the Borrower, substantially in the form of Exhibit A-1 hereto; and (e) all reasonable costs and expenses of the Administrative Agent and the Lenders required to be paid or reimbursed by the Borrower or Canadian Borrower pursuant to Section 13.5 of the Credit Agreement or incurred in connection with this Amendment for which the Borrower or Canadian Borrower has received an invoice on or before the date hereof shall have been paid (including the reasonable fees, expenses and disbursements of legal counsel to the Administrative Agent).

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. On and after the Second Amendment Effective Date, (i) any reference to the Credit Agreement in any Credit Document (other than this Amendment) shall mean the Credit Agreement, as modified hereby and (ii) this Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 7. Reaffirmation. Holdings and each Subsidiary Guarantor hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantee, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Credit Documents to which it is a party, and agrees, notwithstanding the effectiveness of this Amendment (but subject to clause (i) of the preceding Section 6), that such guarantee, pledges and grants of security interests, and the terms of each Security Document to which it is a party, shall continue to be in full force and effect in accordance with the terms thereof. Each of Holdings and the Subsidiary Guarantors acknowledges that each Continuing Revolving Credit Lender and each Additional Revolving Credit Lender is a “Lender” and “Secured Party” for all purposes under the Credit Documents.

SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

VISANT CORPORATION, as Borrower

By:	/s/ Paul B. Carousso
Name:	Paul B. Carousso
Title:	Vice President

JOSTENS CANADA LTD., as Canadian Borrower

By:	/s/ Paul B. Carousso
Name:	Paul B. Carousso
Title:	Vice President

VISANT SECONDARY HOLDINGS CORP., as Holdings

By:	/s/ Paul B. Carousso
Name:	Paul B. Carousso
Title:	Vice President

Solely with respect to Section 7 of this Amendment:

VISANT SECONDARY HOLDINGS CORP.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Vice President

Signature Page to Amendment No. 2, dated as of May 28, 2009,

to Credit Agreement, dated as of October 4, 2004,

for Visant Corporation. and Jostens Canada Ltd.

AKI, INC.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Vice President

DIXON DIRECT CORP.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Senior Vice President

IST, CORP.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Vice President

JAGUAR ADVANCED GRAPHICS GROUP INC.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Senior Vice President

JOSTENS, INC.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Vice President

Signature Page to Amendment No. 2, dated as of May 28, 2009,

to Credit Agreement, dated as of October 4, 2004,

for Visant Corporation. and Jostens Canada Ltd.

MEMORY BOOK ACQUISITION LLC

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Senior Vice President

PCC EXPRESS, INC.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Senior Vice President

PHOENIX COLOR CORP.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Senior Vice President

PHOENIX (MD) REALTY, LLC

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Senior Vice President

NEFF HOLDING COMPANY

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Senior Vice President

NEFF MOTIVATION, INC.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Senior Vice President

Signature Page to Amendment No. 2, dated as of May 28, 2009,

to Credit Agreement, dated as of October 4, 2004,

for Visant Corporation. and Jostens Canada Ltd.

THE LEHIGH PRESS, INC.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Senior Vice President

SPICE ACQUISITION CORP.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Senior Vice President

VISUAL SYSTEMS, INC.

By:	/s/ Marie D. Hlavaty
Name:	Marie D. Hlavaty
Title:	Senior Vice President

Signature Page to Amendment No. 2, dated as of May 28, 2009,

to Credit Agreement, dated as of October 4, 2004,

for Visant Corporation. and Jostens Canada Ltd.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually as a Lender and as Administrative Agent,

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Vice President

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

CREDIT SUISSE, TORONTO BRANCH, individually as a Lender and as Canadian Administrative Agent,

By:	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Director

By:	/s/ Steve W. Fuh
Name:	Steve W. Fuh
Title:	Vice-President

Signature Page to Amendment No. 2, dated as of May 28, 2009,

to Credit Agreement, dated as of October 4, 2004,

for Visant Corporation. and Jostens Canada Ltd.

To approve Amendment:

[Name of Institution]:

[Lender]	,
as Lender,

by	[Authorized Signatory]
Name:
Title:

Signature Page to Amendment No. 2, dated as of May 28, 2009,

to Credit Agreement, dated as of October 4, 2004,

for Visant Corporation. and Jostens Canada Ltd.

Schedule 1

Revolving Credit Commitments

Continuing Revolving Credit Lender	US Revolving Credit Commitment	Canadian Revolving Credit Commitment
Bank of America NA	$18,333,333.33	$1,666,666.67
Credit Suisse, Toronto Branch	$0	$1,666,666.67
Credit Suisse, Cayman Islands Branch	$18,333,333.33	$0
Deutsche Bank AG	$18,333,333.33	$1,666,666.67
Navigator CDO 2004 Ltd	$2,000,000.00	$0
ING Capital LLC	$8,000,000.00	$0
Subtotal	$65,000,000.00	$5,000,000.00
Additional Revolving Credit Lender
Wells Fargo Bank, National Association	$10,000,000.00	$0
Barclays Bank PLC	$20,000,000.00	$0

Total	$95,000,000.00	$5,000,000.00

Signature Page to Amendment No. 2, dated as of May 28, 2009,

to Credit Agreement, dated as of October 4, 2004,

for Visant Corporation. and Jostens Canada Ltd.